UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  May 23, 2008
(Date of earliest event reported)

CHRISTOPHER & BANKS CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number:  001-31390

Delaware	06-1195422
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2400 Xenium Lane North
Plymouth, Minnesota 55441
(Address of principal executive offices, including zip code)

(763) 551-5000

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry Into a Material Definitive Agreement.

As previously disclosed, in November 2005, Christopher & Banks, Inc. and Christopher & Banks Company, two operating subsidiaries of Christopher & Banks Corporation (together with the subsidiaries, the “Company”), entered into the Amended and Restated Credit and Security Agreement (the “Agreement”) with Wells Fargo Bank, National Association (“Wells Fargo”), dated November 4, 2005.  The Agreement created a credit facility which provides the Company with revolving credit loans and letters of credit of up to $50 million, subject to a borrowing base formula based on inventory levels.  The credit facility is collateralized by the Company’s equipment, general intangibles, inventory, inventory letters of credit and letter of credit rights.  The Company currently has no borrowings under the credit facility and has historically only used the credit facility to facilitate the opening of letters of credit in connection with importing merchandise.  The Agreement contains certain restrictive covenants, including restrictions on incurring additional indebtedness and limitations on certain types of investments, as well as requiring the maintenance of certain financial ratios.  In August 2007, the Company and Wells Fargo amended the Agreement.

On May 23, 2008, the parties entered into the Second Amendment to the Amended and Restated Credit and Security Agreement (the “Second Amendment”).  Among other things, the Second Amendment:

•      extended the maturity date of the Agreement from June 30, 2008 to June 30, 2011;

•      reduced the interest rate from the prime rate plus ¼ percent to the prime rate minus ¼ percent; and

•      added the ability for the Company to borrow at an interest rate tied to the London Interbank Market Offered Rate (LIBOR).

The amount available to borrow under the credit facility remained unchanged at $50 million.

On May 27, 2008, the Company issued a press release announcing the completion of the Second Amendment.  A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The foregoing description of the Second Amendment is not complete and is qualified in its entirety by reference to the Second Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.  A copy of the Agreement was attached as Exhibit 10.40 to the Company’s Annual Report on Form 10-K for the fiscal year ended March 3, 2007, filed with the Securities and Exchange Commission on May 2, 2007.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

10.1         Second Amendment, dated May 23, 2008, to the Amended and Restated Credit and Security Agreement, dated November 4, 2005, by and between Christopher & Banks, Inc., Christopher & Banks Company and Wells Fargo Bank, National Association.

99.1         Press release, dated May 27, 2008, of Christopher & Banks Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHRISTOPHER & BANKS CORPORATION

By:	/s/ Andrew Moller
Andrew Moller Executive Vice President and Chief Financial Officer

Date: May 29, 2008

EXHIBIT INDEX

Exhibit Number	Description

10.1

Second Amendment, dated May 23, 2008, to the Amended and Restated Credit and Security Agreement, dated November 4, 2005, by and between Christopher & Banks, Inc., Christopher & Banks Company and Wells Fargo Bank, National Association.

99.1	Press release, dated May 27, 2008, of Christopher & Banks Corporation.